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                                                                 Exhibit 10.12


October 4, 1996




Lattimore M. Michael
Back Yard Burgers, Inc.
dba:  Back Yard Burgers
2768 Colony Park Drive
Memphis, TN 38118

Dear Mr. Michael:

Phoenix Leasing Incorporated is pleased to offer your organization a commitment for the loan transaction described below subject to the terms and conditions listed below:

Borrower:                  Back Yard Burgers, Inc. ("Borrower")
Lender:                    Phoenix Leasing Incorporated ("PLI")
Transaction Structure:     Secured Loan
Commitment Amount:         $2,000,000.00
Term of Loan:              72 months   End Position:  10%
Rate Factor:               .01820 for 72 months and 1% Origination Fee with 1
                           payment due at closing.
                           One time .5% Documentation Fee.
Guarantors:                Back Yard Burgers, Inc.
Additional Collateral:     None

Borrower must return the following documentation and other items in form and substance acceptable to PLI with this signed and dated commitment letter.

         Articles of Incorporation (if a corporation).
         Copy of all Deeds of Trust or Space Leases (including legal description) covering the real property where collateral will be located.
         Additional deposit of $11,000.00

UPON RECEIPT OF THE ABOVE ITEMS, PLI WILL SEND TO YOU THE FOLLOWING FORMS:

         Senior Loan and Security Agreement and Promissory
         Note to be properly executed and notarized.
         Corporate Resolution to Borrow (if a corporation).
         UCC-1 and UCC fixture financing statement.
         Acceptance Notice.
         Landlord waivers (for non-company owned properties).


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October 4, 1996
Back Yard Burgers, Inc.
Page 2

ADDITIONAL DOCUMENTS AND PROCEDURES REQUIRED PRIOR TO FUNDING:

          Insurance Certificate showing Phoenix as loss payee and additional insured, minimum equipment and leasehold coverage.
          Equipment to be inspected and tagged prior to each funding. (PLI will arrange.) Origination Fee equal to 1% of the total principal amount on each Note/draw. Any other documents PLI may reasonably require.

THIS COMMITMENT EXPIRES THIRTY (30) DAYS AFTER THE DATE HEREOF IF THIS LETTER IS NOT SIGNED AND RETURNED TO PLI WITH ANY REQUIRED DEPOSIT WITHIN SUCH 30 DAY PERIOD. IN ALL EVENTS, PLI'S COMMITMENT TO ENTER INTO THE LOAN AND SECURITY AGREEMENT AND FUND THE LOAN UNDER THE TERMS OF THIS COMMITMENT EXPIRES ON MARCH 24, 1997; PROVIDED, HOWEVER, PLI MAY REVOKE THIS COMMITMENT AT ANY TIME IF (I) PLI DETERMINES IN ITS SOLE DISCRETION THERE HAS BEEN A MATERIAL ADVERSE CHANGE IN BORROWER'S'S OR AN AFFILIATE OF BORROWER'S FINANCIAL CONDITION, (II) PLI RECEIVES ADDITIONAL ADVERSE INFORMATION RELATING TO THE CREDITWORTHINESS, FINANCIAL CONDITION OR STABILITY, SOLVENCY AND/OR SOUNDNESS OF BORROWER, ANY AFFILIATE OF BORROWER, ANY GUARANTOR OF BORROWER, OR THE LOAN TRANSACTION OR
(III) AN EVENT OF DEFAULT OCCURS UNDER THE LOAN AND SECURITY AGREEMENT. ALL FEES AND DEPOSITS WHICH BORROWER PAYS IN CONNECTION WITH THIS TRANSACTION ARE NONREFUNDABLE (EXCEPT TO THE EXTENT PROVIDED BELOW).

Borrower has previously paid to PLI a deposit of $500.00. If Borrower enters into a Loan with PLI, PLI will apply the deposit first to reimburse PLI for all out-of-pocket costs, including, but not limited to, UCC search and preparation costs, documentation preparation costs in an amount equal to $300.00, title search costs and attorney's fees, if any. Deposit of $11,000.00 will be used to cover out of pocket costs and $10,000.00 Documentation Fee. The balance of the deposit less $10,000.00 Documentation Fee, will be returned to Borrower unless Borrower (a) fails to execute final documents with PLI, (b) chooses not to use at least $20,000 of the Commitment Amount, or (c) PLI revokes Borrower's commitment pursuant to the paragraph above (items I, II or III). If any event described in (a), (b) or (c) occurs, PLI shall retain the deposit in full. If out-of-pocket costs exceed $11,500.00, Borrower shall pay any excess in advance.

Borrower acknowledges if this commitment expires before Borrower has utilized the full amount of the Commitment Amount, and if Borrower wishes to continue drawing on the commitment Amount, Borrower may reapply and pay PLI an additional deposit of $500.00 subject to the same conditions described above. PLI may, in it sole discretion, then extend the period of this commitment.

Borrower acknowledges the Origination Fee is due prior to PLI funding each Note/draw, and Borrower further acknowledges and agrees that the Origination Fee shall be refunded to Borrower if PLI does not fund such Note/draw, unless PLI does not fund such Note/draw due to an Event of Default under the Senior Loan and Security Agreement. In that event, PLI may retain such Origination Fee.

Borrower acknowledges the 0.5% Documentation Fee is due with this signed Commitment Letter. This is a one time charge of $10,000.00 which will not be refunded.


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October 4, 1996
Back Yard Burger, Inc.
Page 3


This commitment letter constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous agreements, promises or representations. This commitment may not be changed or modified except by an instrument in writing signed by duly authorized representatives of Borrower and PLI.

By signing below, Borrower acknowledges and agrees that PLI shall have no liability or obligation to Borrower, including, but not limited to, funding the loan, until all of the above conditions have been satisfied.

Sincerely,

PHOENIX LEASING INCORPORATED

By:
   ----------------------------------

Name:  Rick Anderson

Title:  General Manger, Franchising

ACKNOWLEDGED AND AGREED:

Back Yard Burgers, Inc.


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